UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 15, 2010

AIRGAS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-9344	56-0732648
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

259 North Radnor-Chester Road, Suite 100

Radnor, PA 19087-5283

(Address of principal executive offices)

Registrant’s telephone number, including area code: (610) 687-5253

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders

The annual meeting of the stockholders of Airgas, Inc. (“Airgas” or the “Company”) was held on September 15, 2010, where the Company’s stockholders voted on the following:

(1)	the election of three directors;

(2)	the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2011;

(3)	an amendment to Airgas’ 2003 Employee Stock Purchase Plan, providing for an increase in the aggregate number of shares of Company common stock reserved for issuance from 3,500,000 shares to 5,500,000 shares;

(4)	the approval of the following resolution:

RESOLVED, the Corporation’s By-Laws be and hereby are amended to add a new Section 11 to Article II to read as follows:

“Section 11. Eligibility Requirements. Notwithstanding anything in these By-Laws to the contrary, any person who was nominated by the Board for election as a director at any annual meeting of stockholders and was not elected to the Board by the Corporation’s stockholders at such annual meeting shall be ineligible to serve on the Board (whether to fill any newly created directorship resulting from any increase in the number of Directors or any vacancy on the Board resulting from death, resignation, disqualification, removal or other cause) until after the third annual meeting of stockholders following such annual meeting; provided, however, that if the Chief Executive Officer of the Corporation is so nominated for election but not elected, he or she shall be eligible to serve on the Board (but in no event as Chairman) only if such service is approved by the affirmative vote of a majority of the Directors then serving on the Board who meet the applicable independence requirements of the New York Stock Exchange (such Directors, the “Independent Directors”), and the Board shall select another Director to serve as Chairman. In making such decision, the Independent Directors shall retain and consult with nationally recognized legal and financial advisors that have not represented and are not representing the Corporation in any other capacity. Neither the stockholders nor the Board shall amend, alter or repeal this Section 11, or adopt any provision inconsistent with or germane to the subject matter of this Section 11, without the approval of the affirmative vote of the holders of at least a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.”

(5)	the approval of the following resolution:

RESOLVED, the Corporation’s By-Laws be and hereby are amended to amend and restate Section 1 of Article II to read as follows:

Section 1. Annual Meeting. The annual meeting of stockholders to be held in 2011 (the “2011 Annual Meeting”) shall be held on January 18, 2011 at 10:00 a.m., and each subsequent annual meeting of stockholders shall be held in January. Each such annual meeting shall be held at such place, within or without the State of Delaware, as shall be determined by the Board of Directors. The day, place and hour of each annual meeting shall be specified in the notice of annual meeting. The meeting may be adjourned from time to time and place to place until its business is completed. The affirmative vote of the holders of at least a majority of the shares represented and entitled to vote at such meeting shall be required for any adjournment or postponement of such meeting and, notwithstanding anything to the contrary herein, no annual meeting may be adjourned by the chairman of the meeting without such stockholder vote. At the annual meeting of the stockholders, directors shall be elected and only such other business as shall have been specified in the notice of meeting shall be conducted. To be properly brought before an annual meeting, business must be (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (b) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (c) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation. To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting and not later than the close of business on the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the case of the 2011 Annual Meeting, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 45th day prior to such annual meeting and not later than the close of business on the later of the 30th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder’s notice as described above. A stockholder’s notice to the Secretary shall set forth as to each matter the stockholder proposes to bring before the annual meeting (a) a brief description of the business desired to be brought before the annual meeting, (b) the name and address, as they appear on the Corporation’s books, of the stockholder proposing such business, (c) the class and number of shares of the Corporation which are beneficially owned by the stockholder, and (d) any material interest of the stockholder in such business. Notwithstanding anything in the By-Laws to the contrary, no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 1. The presiding officer of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the provisions of this Section 1, and if he should so determine, he shall so declare to the meeting that any such business not properly brought before the meeting shall not be transacted. Neither the stockholders nor the Board shall amend, alter or repeal this Section 1, or adopt any provision inconsistent with or germane to the subject matter of this Section 1, without the approval of the affirmative vote of the holders of at least a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

(6)	the approval of the following resolution:

RESOLVED, the Corporation’s By-Laws be and hereby are amended to repeal any new By-Law or any amendments to the By-Laws, enacted from April 7, 2010 to the date of the enactment of this stockholder resolution, which have not been approved by the affirmative vote of the stockholders of the Corporation and no such By-Laws or amendments to the By-Laws may be reinstated or readopted by action of the Board of Directors without the affirmative vote of the holders of at least a majority of the voting power of all shares of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

The preliminary voting results for each such item are set forth below. If the final voting results differ from those below, the Company will file an amendment to this Current Report on Form 8-K to disclose the final results within four business days after they are known.

Election of Directors. The following persons were elected as directors for terms expiring at the 2013 Annual Meeting:

Nominee	Votes For	Votes Withheld
Peter McCausland	26,458,579	529,247
W. Thacher Brown	23,260,923	3,726,903
Richard C. Ill	22,730,235	4,257,591
John P. Clancey	46,708,717	190,122
Robert L. Lumpkins	46,707,698	191,141
Ted B. Miller, Jr.	46,708,048	190,791

Ratification of the Appointment of Independent Registered Public Accounting Firm. The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions
71,458,585	545,899	1,882,178

Amendment to Employee Stock Purchase Plan. The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions
70,466,007	1,244,108	2,176,543

The Amended and Restated 2003 Employee Stock Purchase Plan is attached to this Current Report on Form 8-K as Exhibit 99.1.

By-Law Amendment Regarding January Annual Meetings. The proposal received the vote set forth below. The Company believes that the purported By-Law amendment is invalid under both Delaware law and Airgas’ Certificate of Incorporation. Airgas also believes that the purported By-Law amendment has not been approved because the resolution received the affirmative vote of less than 67% of the shares entitled to vote generally in the election of directors. Airgas has initiated a suit in Delaware Chancery Court seeking an expedited judicial determination of the validity of this purported By-Law amendment in an action captioned Airgas, Inc., et al., v. Air Products and Chemicals, Inc., C.A. No. 5817-CC (the “By-Law litigation”). The Delaware Court has entered a scheduling order in the action that provides for argument on the Company’s motion for a declaration that the By-Law amendment is invalid at a time to be determined by the Court during the week of October 4, 2010.

Votes For	Votes Against	Abstentions
38,321,496	35,206,232	358,935

By-Law Amendment Regarding Director Eligibility Requirements. The proposal received the vote set forth below. Airgas believes that the purported By-Law amendment has not been approved because the resolution received the affirmative vote of less than 67% of the shares entitled to vote generally in the election of directors. The Company also believes that this resolution is invalid under Delaware law and Airgas’ Certificate of Incorporation and By-Laws. In the By-Law litigation, Airgas seeks a judicial determination regarding the foregoing matters. It is the Airgas Board of Directors’ intention, however, that any effort to reappoint Mr. McCausland to the Board of Directors be done in accordance with the procedure set forth in the purported By-Law amendment. Airgas has committed to provide written notice to Air Products if it intends to take any action that is addressed by or in contravention to the Director Eligibility By-Law amendment. Air Products, in turn, has committed to provide written notice to Airgas within five business days stating whether it contests Airgas’ proposed action. If Air Products properly contests Airgas’ proposed action within five business days, Airgas will not take such action until 90 days from the date it first provided written notice to Air Products. Airgas reserves all rights to challenge the validity of such purported By-Law amendment as well as the vote required for adoption.

Votes For	Votes Against	Abstentions
45,464,986	28,068,155	353,523

Resolution Repealing Changes to By-Laws. The proposal was approved by the following vote:

Votes For	Votes Against	Abstentions
45,477,488	28,044,522	364,652

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

99.1 – Amended and Restated 2003 Employee Stock Purchase Plan.

Signature

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 21, 2010	AIRGAS, INC.
(Registrant)

	BY:	/S/ ROBERT H. YOUNG, JR.
Robert H. Young, Jr.
Senior Vice President and General Counsel

Exhibit Index

(d) Exhibits.

Exhibit 99.1	Amended and Restated 2003 Employee Stock Purchase Plan.